EXHIBIT 4

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                                   RESOLUTIONS
                                   -----------


                The following resolutions were approved and adopted by the Board of Directors of AGWAY, INC.:

                              RESOLVED, That the Company offer for sale to  its
             members,   potential  members,  other  interested  parties,  and to
             the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following securities at the prices indicated:

             TITLE                                        AMOUNT         PRICE
             -----                                        ------         -----

             Preferred Stock, Series B $100 par value      10,000        $100
                                                           shares

             Honorary Member Preferred Stock               4,000         $ 25
             $25 par value                                 shares

             Common Stock $25 par value                    4,000         $ 25
                                                           shares

             pursuant to the By-Laws of the Company through designated employees, provided that no commission or other remuneration shall be paid to any person with respect to the sale of such securities; and be it

                              FURTHER   RESOLVED,   That  the   Company
             approves  Agway  Financial  Corporation,   a  wholly-owned
             subsidiary, offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following securities at the prices indicated:

             Subordinated Money Market Certificates     $ 26,000,000        100%
             due October 31, 2007 (Minimum 8.25% per
             annum; Member; denomination of $5,000)

             Subordinated Money Market Certificates     $ 10,500,000        100%
             due October 31, 2007 (Minimum 7.75% per
             annum; General; denomination of $5,000)

             Subordinated Money Market Certificates     $  5,250,000        100%
             due October 31, 2007 (Minimum 8.00% per
             annum; Member; denomination of $100)

             Subordinated Money Market Certificates     $  5,250,000        100%
             due October 31, 2007 (Minimum 7.50% per
             annum; General; denomination of $100)



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             Subordinated Money Market Certificates     $ 26,225,000        100%
             due October 31, 2003 (Minimum 8.50% per
             annum; General; denomination of $2,000)

             Subordinated Money Market Certificates     $ 13,825,000        100%
             due October 31, 2001 (Minimum 8.25% per
             annum; General; denomination of $2,000)

             ; and be it

                              FURTHER RESOLVED,  That the Company approves Agway
             Financial Corporation, a wholly-owned subsidiary, offering for sale to Agway members, other interested parties, and to the Trustee of the Agway, Inc. Employees Thrift Investment Plan, the following previously offered securities now registered under the reinvestment option at the prices indicated:

             Subordinated Money Market Certificates     $    120,000        100%
             due October 31, 2006 (Minimum 8.00% per
             annum; Member)

             Subordinated Money Market Certificates     $    100,000        100%
             due October 31, 2006 (Minimum 7.50% per
             annum; General)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2006 (Minimum 7.75% per
             annum; Member)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2006 (Minimum 7.25% per
             annum; General)

             Subordinated Money Market Certificates     $    150,000        100%
             due October 31, 2002 (Minimum 8.00% per
             annum; General)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2000 (Minimum 7.75% per
             annum; General)

             Subordinated Money Market Certificates     $    210,000        100%
             due October 31, 2006 (Minimum 7.00% per
             annum; Member)

             Subordinated Money Market Certificates     $    130,000        100%
             due October 31, 2006 (Minimum 6.50% per
             annum; General)




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             Subordinated Money Market Certificates     $     25,000        100%
             due October 31, 2006 (Minimum 6.75% per
             annum; Member)

             Subordinated Money Market Certificates     $     20,000        100%
             due October 31, 2006 (Minimum 6.25% per
             annum; General)

             Subordinated Money Market Certificates     $    350,000        100%
             due October 31, 2002 (Minimum 7.50% per
             annum; General)

             Subordinated Money Market Certificates     $    150,000        100%
             due October 31, 2000 (Minimum 7.25% per
             annum; General)

             Subordinated Money Market Certificates     $    475,000        100%
             due October 31, 2003 (Minimum 7.50% per
             annum; Member)

             Subordinated Money Market Certificates     $    205,000        100%
             due October 31, 2003 (Minimum 7.00% per
             annum; General)

             Subordinated Money Market Certificates     $     50,000        100%
             due October 31, 2003 (Minimum 7.25% per
             annum; Member)

             Subordinated Money Market Certificates     $     55,000        100%
             due October 31, 2003 (Minimum 6.75% per
             annum; General)

             Subordinated Money Market Certificates     $    975,000        100%
             due October 31, 1998 (Minimum 8.00% per
             annum; General)

             Subordinated Money Market Certificates     $    350,000        100%
             due October 31, 2001 (Minimum 7.25% per
             annum; Member)

             Subordinated Money Market Certificates     $     85,000        100%
             due October 31, 2001 (Minimum 6.75% per
             annum; General)

             Subordinated Money Market Certificates     $     80,000        100%
             due October 31, 2001 (Minimum 7.0% per
             annum; Member)




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             Subordinated Money Market Certificates     $     30,000        100%
             due October 31, 2001 (Minimum 6.50% per
             annum; General)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2001 (Minimum 5.25% per
             annum; Member)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 2001 (Minimum 4.75% per
             annum; General)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 2001 (Minimum 5.0% per
             annum; Member)

             Subordinated Money Market Certificates     $     10,000        100%
             due October 31, 2001 (Minimum 4.5% per
             annum; General)

             Subordinated Money Market Certificates     $    375,000        100%
             due October 31, 2002 (Minimum 6.0% per
             annum; Member)

             Subordinated Money Market Certificates     $    125,000        100%
             due October 31, 2002 (Minimum 5.5% per
             annum; General)

             Subordinated Money Market Certificates     $  1,600,000        100%
             due October 31, 1999 (Minimum 8.0% per
             annum; Member)

             Subordinated Money Market Certificates     $    710,000        100%
             due October 31, 1999 (Minimum 7.5% per
             annum; General)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2002 (Minimum 7.5% per
             annum; Member)

             Subordinated Money Market Certificates     $    350,000        100%
             due October 31, 2002 (Minimum 7.0% per
             annum; General)



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             Subordinated Money Market Certificates     $    975,000        100%
             due October 31, 2001 (Minimum 9.0% per
             annum; Member)

             Subordinated Money Market Certificates     $    585,000        100%
             due October 31, 2001 (Minimum 8.5% per
             annum; General)

             Subordinated Money Market Certificates     $    675,000        100%
             due October 31, 2005 (Minimum 8.5% per
             annum; Member)

             Subordinated Money Market Certificates     $  1,090,000        100%
             due October 31, 2005 (Minimum 8.0% per
             annum; General)

             Subordinated Money Market Certificates     $  2,150,000        100%
             due October 31, 1998 (Minimum 9.0% per
             annum; Member)

             Subordinated Money Market Certificates     $    385,000        100%
             due October 31, 1998 (Minimum 8.5% per
             annum; General)

             Subordinated Money Market Certificates     $     85,000        100%
             due October 31, 2004 (Minimum 8.5% per
             annum; Member)

             Subordinated Money Market Certificates     $     50,000        100%
             due October 31, 2004 (Minimum 8.0% per
             annum; General)

             Subordinated Money Market Certificates     $  1,700,000        100%
             due October 31, 2000 (Minimum 9.5% per
             annum; Member)

             Subordinated Money Market Certificates     $  1,050,000        100%
             due October 31, 2000 (Minimum 9% per
             annum; General)

             Subordinated Money Market Certificates     $    480,000        100%
             due October 31, 2008 (Minimum 9% per
             annum; Member)

             Subordinated Money Market Certificates     $    125,000        100%
             due October 31, 2008 (Minimum 8.5% per
             annum; General)




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             Subordinated Money Market Certificates     $     50,000        100%
             due October 31, 1998 (Minimum 7% per
             annum; Member)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 1998 (Minimum 6.5% per
             annum; General)

             Subordinated Money Market Certificates     $     25,000        100%
             due October 31, 2008 (Minimum 6.5% per
             annum; Member)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 2008 (Minimum 6% per
             annum; General)

             Subordinated Money Market Certificates     $     25,000        100%
             due October 31, 2006 (Minimum 6% per
             annum; Member)

             Subordinated Money Market Certificates     $     15,000        100%
             due October 31, 2006 (Minimum 5.5% per
             annum; General)

             Subordinated Money Market Certificates     $    375,000        100%
             due October 31, 2005 (Minimum 8% per
             annum; Member)

             Subordinated Money Market Certificates     $     75,000        100%
             due October 31, 2005 (Minimum 7.5% per
             annum; General)

             ; and be it

                              FURTHER   RESOLVED,   That  the  Agway   Financial
             Corporation Board of Directors is hereby authorized to revise the minimum interest rate on certificates of any class or series to be issued. In the event that the minimum interest rate is so revised, an officer's certificate with a copy of the resolution of the Board certified by the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary shall be delivered to the Trustee under the Indenture for such certificate. A prospectus supplement may be filed with the Securities and Exchange Commission and a copy of the resolution may be filed under Form 8-K; and be it

                              FURTHER  RESOLVED,  That the appropriate  officers
             and employees of the Company with the assistance of its accountants and attorneys be, and they hereby are, authorized and directed to prepare, execute and file with the Securities and Exchange


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                      Commission   on   behalf  of  the   Company   Registration
                      Statements including any and all documents and exhibits related thereto for registration under the Securities Act of 1933 of the Common Stock and Preferred Stock as well as any and all amendments to said Registration Statements in such form as the officers executing same on advice of counsel may deem necessary and appropriate so as to secure
                      and  maintain  the   effectiveness  of  said  Registration
                      Statements; and be it

                                       FURTHER  RESOLVED,  That David M.  Hayes,
                      Esq., Senior Vice President, General Counsel and Secretary of the Company, Nels G. Magnuson, Esq., Associate General Counsel and Assistant Secretary of the Company and Theresa
                      A. Szuba, Esq., Attorney and Assistant Secretary of the Company, be, and they hereby are, each of them appointed and designated as persons duly authorized to receive communications and notices from the Securities and Exchange Commission with respect to the aforesaid Registration Statements; and be it

                                       FURTHER  RESOLVED,  That the Common Stock
                      and Preferred Stock when issued and sold for cash as provided here and above shall be fully paid and nonassessable; and be it

                                       FURTHER  RESOLVED,  That the President or
                      any Vice President, the Secretary or any Assistant Secretary, and the Treasurer of this Company be, and each of them hereby is, authorized to take, on behalf of and in the name of this Company, any and all actions, which, in the judgment of the officer taking the action, is necessary, useful or appropriate in order to render Common Stock or Preferred Stock of this Company, to be issued and sold pursuant to resolutions adopted by this Board at this meeting, to be eligible for offering and sale within or from any state of the United States under the securities regulation laws of such state, and to qualify the Company as a securities dealer under any such laws, including, but without limiting the generality of the foregoing, making or filing applications for any and all licenses, permits, orders or other approvals or clearances under such laws, and in that connection, executing and filing any and all documents, including but without limiting the generality of the foregoing, consents to service of process and appointment of agents to accept service of process on behalf of this Company with respect to any matter as to which such consent or appointment may be required by such securities laws and making such agreements, covenants and undertakings as may be necessary, useful or appropriate, and all such consents, appointments, agreements, covenants and undertakings heretofore or hereinafter given or entered into pursuant to the authority of this resolution shall be binding upon this Company with the same effect as though set forth in full herein and expressly authorized hereby.


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          I, Barbara S. Woolard, Assistant Secretary of AGWAY, INC., hereby certify  that  the foregoing  is  a true  and  complete  copy of the resolutions approved and adopted by the Board of  Directors of this Corporation at a meeting held on the 25th day of July, 1997, at which a quorum was present and more than a  majority of the Directors voted in the affirmative. The foregoing resolutions have not been amended, modified, rescinded or revoked.

           WITNESS my signature and seal of this Corporation this 14th day of October, 1997.






                                                    /s/  BARBARA S. WOOLARD
                                                         ------------------
                                                         Barbara S. Woolard
                                                         Assistant Secretary





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